UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

December 14, 2015

Allegiance Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Texas	001-37585	26-3564100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8847 West Sam Houston Parkway, N., Suite 200

Houston, Texas 77040

(Address of principal executive offices)

(281) 894-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

On December 14, 2015, Steve Retzloff, President of Allegiance Bancshares, Inc. (the “Company”) is meeting with institutional investors at the Piper Jaffray Bank Symposium in Palm Beach, Florida. A copy of the materials for such presentation is attached as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 hereto is being furnished to, and shall not be deemed to be “filed” with, the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Presentation Materials for the Piper Jaffray Bank Symposium, dated December 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

By:	/s/ Steven F. Retzloff
Steven F. Retzloff
President

Date: December 14, 2015